Exhibit 21.1

SUBSIDIARIES OF YUM! BRANDS, INC.

State or Country of
Name of Subsidiary	Incorporation

A.C.N. 003 190 163 Pty. Limited	Australia
A.C.N. 003 190 172 Pty. Limited	Australia
A.C.N. 003 273 854 Pty. Limited	Australia
A.C.N. 054 055 917 Pty. Ltd.	Australia
A.C.N. 085 239 961 Pty. Ltd. (SA1)	Australia
A.C.N. 085 239 998 Pty. Ltd. (SA2)	Australia
ABR Insurance Company	Vermont
Ashton Fried Chicken Pty. Limited	Australia
Atto Primo (Shanghai) Co., Ltd.	China
Baotou Little Sheep Jingchen Catering Co., Ltd	China
Baotou Little Sheep Shenhua Catering Company Limited	China
Bazhou Jianxin Little Sheep Catering Co, Ltd.	China
Bazhou Little Sheep Catering Co, Ltd.	China
Beijing KFC Co., Ltd.	China
Beijing Pizza Hut Co., Ltd.	China
Beijing Yizhuang Little Sheep Catering Co., Ltd.	China
Beijing Zhichun Road Little Sheep Catering Co., Ltd.	China
BengBu NanShan Little Sheep Catering Co., Ltd	China
Binzhou Little Sheep Catering Co., Ltd	China
Changsha Fuwang Catering Management Co., Ltd	China
Changsha KFC Co., Ltd.	China
ChangSha Little Sheep Catering Administration Co., Ltd	China
Changsha Yongao Catering Co. Ltd.	China
China XiaoFeiYang Catering Chain Co., Ltd.	British Virgin Islands
Chongqing KFC Co., Ltd.	China
Cyprus Caramel Restaurants Limited	Cyprus
Dalian KFC Co., Ltd.	China
Dezhou Little Sheep Catering Co., Ltd.	China
Dongguan Humen Little Sheep Catering Co. Ltd.	China
Dongguan KFC Co., Ltd.	China
Finger Lickin' Chicken Limited	United Kingdom
Foshan Little Sheep Catering Co., Ltd	China
Foshan Mengjie Catering Company Limited	China
Fuzhou Cangshan Little Sheep Catering Co., Ltd.	China
Fuzhou Fuxing Little Sheep Catering Company Limited	China
Fuzhou Gulou Hualin Little Sheep Catering Co., Ltd.	China
Fuzhou Gulou Little Sheep Catering Company Limited	China
Fuzhou Taijiang Little Sheep Catering Co., Ltd.	China

State or Country of
Name of Subsidiary	Incorporation

Gansu Hongfu Little Sheep Catering Management Company Limited	China
Gansu Hongxi Little Sheep Catering Co., Ltd.	China
Gansu Hongxiang Little Sheep Catering Co., Ltd.	China
GanSu Little Sheep Catering Co., Ltd	China
GCTB, LLC f/k/a GCTB, Inc.	Virginia
Gloucester Properties Pty. Ltd.	Australia
Guangzhou Little Sheep Corporation Consulting Management Co., Ltd.	China
Guangzhou Little Sheep Trading Company Limited	China
Guangzhou Xingwang Catering Co., Ltd. f/k/a Guangzhou Hajie Catering Co., Ltd	China
Guangzhou Yingfeng Yijing Catering Co., Ltd.	China
Guangzhou Yuansheng Catering Co., Ltd	China
Hangzhou KFC Co., Ltd.	China
Hangzhou YongAo Catering Co. Ltd.	China
Hohhot Little Sheep Catering Co., Ltd	China
Huan Sheng Advertising (Shanghai) Company Ltd.	China
Huizhou Yanfu Catering Management Co., Ltd	China
Inner Mongolia Little Sheep Catering Chain Company Limited	China
Inner Mongolia Little Sheep Seasoning Company Limited	China
Inventure Restaurantes Ltda.	Brazil
Jiangmen Pengjiang Little Sheep Catering Co., Ltd	China
Jiaozuo Little Sheep Catering Co., Ltd.	China
Jinan Zhaofei Little Sheep Catering Co., Ltd	China
Jinjiang Little Sheep Catering Co., Ltd	China
Kentucky Fried Chicken (Germany) Restaurant Holdings GmbH	Germany
Kentucky Fried Chicken (Great Britain) Limited	United Kingdom
Kentucky Fried Chicken (Great Britain) Services Limited	United Kingdom
Kentucky Fried Chicken Canada Company	Canada
Kentucky Fried Chicken de Mexico, S. de R.L. de C.V.	Mexico
Kentucky Fried Chicken Global B.V.	Netherlands
Kentucky Fried Chicken International Holdings, Inc.	Delaware
Kentucky Fried Chicken Pty. Ltd.	Australia
KFC Advertising, Ltd.	United Kingdom
KFC Asia LLC	Delaware
KFC Australia Holdings Limited f/k/a Yum! Australia Holdings Limited	Cayman Islands
KFC Brasil Publicidade e Propaganda Ltda	Brazil
KFC Chamnord SAS	France
KFC Clamart et Coignieres SAS f/k/a Arviso	France
KFC Corporation	Delaware
KFC Europe S.à r.l.	Luxembourg
KFC France SAS	France
KFC Global Holdings, Inc.	Delaware
KFC Holding SAS	France

State or Country of
Name of Subsidiary	Incorporation

KFC Holding Co.	Delaware
KFC Holdings B.V.	Netherlands
KFC Intermediate Holdings S.à r.l.	Luxembourg
KFC International Finance Company S.à r.l.	Luxembourg
KFC International Holdings I S.à r.l. f/k/a Yum! Finance Holdings ll Sarl f/k/a Stealth Investments Sarl	Luxembourg
KFC International Holdings II S.à r.l.	Luxembourg
KFC Italy S.r.l.	Italy
KFC Menapak LLC	Delaware
KFC MENAPAK S.à r.l.	Luxembourg
KFC Mexico B.V.	Netherlands
KFC Mexico Holdings LLC	Delaware
KFC North America S.à r.l.	Luxembourg
KFC Pacific Holdings Ltd f/k/a THC II Limited	Malta
KFC Pacific LLC	Delaware
KFC Restaurants Asia Pte., Ltd.	Singapore
KFC Restaurants Spain S.L.	Spain
KFC THC V Ltd f/k/a THC V Limited	Malta
KFC YFI Holdco S.à r.l.	Luxembourg
KFC Yum! Franchise I LP	Canada
KFC Yum! Franchise III f/k/a Yum! Franchise III	Australia
Kunming Jinding Catering Co., Ltd	China
Kunming KFC Co., Ltd.	China
Lanzhou KFC Co., Ltd.	China
Little Sheep Catering Company Limited, Yongding Road, Beijing City	China
Little Sheep Group Limited	Cayman Islands
Little Sheep Hong Kong Company Limited	Hong Kong
Little Sheep Hong Kong Holdings Company Limited	Hong Kong
Little Sheep Macau - Restaurant Chain of Stores Limited	Macau
Little Sheep MongKok Company Limited	Hong Kong
Little Sheep Tsim Sha Tsui Company Limited	Hong Kong
Little Sheep Tsuen Wan Company Limited	Hong Kong
Little Sheep Yuenlang Co., Ltd	China
Liuzhou Gubu Little Sheep Catering Co., Ltd.	China
LiuZhou Little Sheep Catering Co., Ltd	China
Multibranding Pty. Ltd.	Australia
Nanchang KFC Co., Ltd.	China
Nanchang Taoyuan Little Sheep Catering Management Co, Ltd.	China
Nanjing Huixing Little Sheep Catering Co., Ltd.	China
Nanjing KFC Co., Ltd.	China
Nanjing Lucheng Little Sheep Catering Business Management Co. Ltd.	China
Nanjing Mengle Little Sheep Catering Company Limited	China
Nanjing MengYuan Little Sheep Catering Co., Ltd	China

State or Country of
Name of Subsidiary	Incorporation

NanJing XingMeng Little Sheep Catering Co., Ltd	China
Nanning KFC Co., Ltd.	China
Nanning Little Sheep Catering Chain Company Limited	China
Nanning Ruyun Catering Co., Ltd.	China
Newcastle Fried Chicken Pty. Ltd.	Australia
NingBo JiangDong ShuGuang Little Sheep Catering Co., Ltd	China
Ningbo Little Sheep Catering Company Limited	China
Norfolk Fast Foods Limited	United Kingdom
Northside Fried Chicken Pty Limited	Australia
Novo BL SAS	France
Novo Re IMMO SAS	France
PH Global Holdings, Inc.	Delaware
PH Asia LLC	Delaware
PH Canada Company	Canada
PH Digico LLC	Delaware
PH Europe LLC f/k/a PH US LLC	Delaware
PH Europe S.à r.l.	Luxembourg
PH Intermediate Holdings S.à r.l.	Luxembourg
PH International Finance Company S.à r.l.	Luxembourg
PH International Holdings I S.à r.l. f/k/a Yum! Finance Holdings lll Sarl f/k/a ITRAS Holdings Sarl	Luxembourg
PH International Holdings II S.à r.l.	Luxembourg
PH Mexico B.V.	Netherlands
PH Mexico S.à r.l.	Luxembourg
PH North America S.à r.l.	Luxembourg
PH THC V Ltd	Malta
PH YFI Holdco S.à r.l.	Luxembourg
PH Yum! Franchise I LP	Canada
PH Yum! Franchise III	Australia
Pizza Hut (Pty) Ltd f/k/a Friedshelf 1503 Proprietary Limited	South Africa
Pizza Hut Australia Pty Limited f/k/a ACN 054 121 416 Pty. Ltd.	Australia
Pizza Hut Del Distrito, S. de R.L. de C.V.	Mexico
Pizza Hut Delivery Germany GmbH	Germany
Pizza Hut HSR Advertising Limited	United Kingdom
Pizza Hut International, LLC	Delaware
Pizza Hut Korea Limited f/k/a Pizza Hut Korea Co., Ltd.	Korea, Republic of
Pizza Hut MENAPAK S.à r.l.	Luxembourg
Pizza Hut of America, LLC f/k/a Pizza Hut of America, Inc.	Delaware
Pizza Hut Pacific Holdings Ltd.	Malta
Pizza Hut Restaurants Asia Pte., Ltd.	Singapore
Pizza Hut, Inc.	California
Qianan Fenghui Little Sheep Catering Co., Ltd.	China
Qingdao KFC Co., Ltd.	China

State or Country of
Name of Subsidiary	Incorporation

Qinghe Little Sheep Catering Co.. Ltd.	China
Qinhuangdao Chenxin Little Sheep Catering Co., Ltd.	China
Restaurant Concepts LLC	Delaware
Restaurant Holdings Limited	United Kingdom
Shandong Little Sheep Hotel Management Company Limited	China
Shanghai Changning Little Sheep Catering Company Limited	China
Shanghai ChengShan Little Sheep Catering Co, Ltd	China
Shanghai Fengnan Little Sheep Catering Co., Ltd	China
Shanghai Gumei Little Sheep Catering Co., Ltd	China
Shanghai Huijin Little Sheep Catering Co., Ltd	China
Shanghai Jingan Little Sheep Catering Management Company Limited	China
Shanghai KFC Co., Ltd.	China
Shanghai Little Sheep Catering Co., Ltd.	China
Shanghai Little Sheep Catering Company Limited	China
Shanghai Lujiabang Little Sheep Catering Company Limited	China
Shanghai Luyuan Little Sheep Catering Company Limited	China
Shanghai Pengpu Little Sheep Catering Company Limited	China
Shanghai Pizza Hut Co., Ltd.	China
Shanghai Pudong Little Sheep Catering Company Limited	China
Shanghai Putuo Little Sheep Catering Company Limited	China
Shanghai Qibao Little Sheep Catering Company Limited	China
Shanghai Qingpu Little Sheep Catering Management Company Limited	China
ShangHai WangYuan Little Sheep Catering Co., Ltd	China
Shanghai Yangpu Little Sheep Catering Company Limited	China
Shanghai Zhenhua Little Sheep Catering Co., Ltd	China
Shantou KFC Co., Ltd.	China
ShenYang MengXing Little Sheep Catering Co., Ltd	China
Shenyang Minsheng Little Sheep Catering Company Limited	China
Shenyang Wangda Little Sheep Catering Co., Ltd.	China
Shenyang Xiangjiang Little Sheep Catering Company Limited	China
ShenYang YongAo Little Sheep Catering Co., Ltd	China
Shenzhen Little Sheep Catering Chain Company Limited	China
Shenzhen Little Sheep Enterprise Company Limited	China
Shenzhen Tianjiao Catering Co., Ltd.	China
Shenzhen Xintu Catering Co., Ltd.	China
Shenzheng Huacai Catering Co., Ltd.	China
ShiShi Little Sheep Catering Co., Ltd	China
Southern Fast Foods Limited f/k/a Milne Fast Foods Limited	United Kingdom
Suffolk Fast Foods Limited	United Kingdom
Sunrise Investments, Co., Ltd.	British Virgin Islands
Suzhou KFC Co., Ltd.	China
Taco Bell Corp	California

State or Country of
Name of Subsidiary	Incorporation

Taco Bell of America, LLC f/k/a Taco Bell of America, Inc.	Delaware
Taco Bell Restaurants Asia Pte., Ltd.	Singapore
TaiYuan KFC Co., Ltd.	China
Tangshan Little Sheep Catering Co., Ltd.	China
TB Asia LLC	Delaware
TB Canada Company	Canada
TB Global Holdings, Inc.	Delaware
TB Intermediate Holdings S.à r.l.	Luxembourg
TB International Finance Company S.à r.l.	Luxembourg
TB International Holdings I S.à r.l.	Luxembourg
TB International Holdings II S.à r.l.	Luxembourg
TB North America S.à r.l.	Luxembourg
TB YFI Holdco S.à r.l.	Luxembourg
TB Yum! Franchise I LP	Canada
THC I Limited	Malta
THC III Limited	Malta
Tianjin Fanyang Little Sheep Catering Co., Ltd.	China
Tianjin Fuan Little Sheep Catering Co., Ltd.	China
Tianjin KFC Co., Ltd.	China
Tianshui Little Sheep Catering Company Limited	China
Tricon Global Restaurants, Inc.	North Carolina
Turkent Gida Ve Turizm Sanayi Ve Ticaret A.S.	Turkey
U.S. Taco Co., LLC	New York
U.S. Taco Holding Co., LLC	New York
Valleythorn Limited	United Kingdom
Verailles Resto S.A.S.	France
Wandle Investments Ltd.	Hong Kong
Wenan Little Sheep Catering Co., Ltd.	China
Wuhan Mengwang Catering Co., Ltd	China
WuHan MengXiang Little Sheep Catering Co., Ltd	China
WuHan YongAo Little Sheep Catering Co., Ltd	China
Wuxi KFC Co., Ltd.	China
Xiamen KFC Co., Ltd.	China
Xiamen Lianqian Little Sheep Catering Co.,Ltd	China
Xiamen Shixin Little Sheep Catering Co., Ltd.	China
Xian Hepingmen Little Sheep Catering Co., Ltd	China
Xian Hezong Little Sheep Catering Co., Ltd.	China
XiNing Little Sheep Catering Co., Ltd	China
Xinjiang KFC Co., Ltd.	China
Xinxiang Hongqi Heping Little Sheep Catering Co., Ltd	China
YA Company One Pty. Ltd.	Australia
YCH S.a.r.l.	Luxembourg

State or Country of
Name of Subsidiary	Incorporation

YEB Holdings LLC	Delaware
YEB I LLC	Delaware
YEB II LLC	Delaware
YEB III LLC	Delaware
YIF US LLC	Delaware
Yinchuan Little Sheep Catering Company Limited	China
YRI Europe S.a.r.l.	Luxembourg
YRI Global Liquidity S.a.r.l. f/k/a Bolden Holding Sarl	Luxembourg
YRI Hong Kong II Limited	Hong Kong
YRI Hong Kong IV Limited	Hong Kong
YRI Investment Company S.a.r.l. f/k/a Brownstone Holdings Sarl	Luxembourg
Yum Restaurant Services Group, Inc	Delaware
Yum Restaurants Espana, S.L.	Spain
Yum Restaurants International (Proprietary) Limited	South Africa
Yum! Asia Franchise Pte Ltd	Singapore
Yum! Asia Holdings Pte. Ltd.	Singapore
Yum! Australia Equipment Pty. Ltd.	Australia
Yum! Brands Mexico Holdings II LLC	Delaware
YUM! Finance Holdings l Sarl f/k/a Sunhill Holdings Sarl	Luxembourg
Yum! Food (Hangzhou) Co., Ltd.	China
Yum! Food (Shanghai) Co., Ltd.	China
Yum! Franchise China IV S.à r.l.	Luxembourg
Yum! Franchise China Trust I S.à r.l.	Luxembourg
Yum! Franchise China Trust III S.à r.l.	Luxembourg
Yum! Franchise de Mexico, S. de R.L.	Mexico
Yum! Franchise II LLP	United Kingdom
Yum! Global Investments I B.V.	Netherlands
Yum! Global Investments II B.V.	Netherlands
Yum! Global Investments III, LLC	Delaware
Yum! International Finance Company S.a.r.l.	Luxembourg
Yum! International Participations LLC f/k/a Yum! International Participations S.a.r.l	Delaware
Yum! KFC Australia Holdings I LLC f/k/a Yum! Australia Holdings I LLC	Delaware
Yum! KFC Australia Holdings II LLC f/k/a Yum! Australia Holdings II LLC	Delaware
Yum! lll (UK) Limited	United Kingdom
Yum! Luxembourg Investments LLC f/k/a Yum! Luxembourg Investments S.a.r.l.	Delaware
Yum! Mexico, S. De. R. L. de CV	Mexico
Yum! Myanmar Holdings Pte. Ltd.	Singapore
Yum! PH Australia Holdings I LLC	Delaware
Yum! PH Australia Holdings II LLC	Delaware
Yum! Restaurant Holdings	United Kingdom
Yum! Restaurantes do Brasil Ltda.	Brazil
Yum! Restaurants (Chengdu) Co., Ltd.	China

State or Country of
Name of Subsidiary	Incorporation

Yum! Restaurants (China) Investment Co., Ltd.	China
Yum! Restaurants (Fuzhou) Co., Ltd.	China
Yum! Restaurants (Guangdong) Co., Ltd.	China
Yum! Restaurants (Hong Kong) Ltd.	Hong Kong
Yum! Restaurants (India) Private Limited	India
Yum! Restaurants (NZ) Ltd.	New Zealand
Yum! Restaurants (Shenyang) Co., Ltd.	China
Yum! Restaurants (Shenzhen) Co., Ltd.	China
Yum! Restaurants (Wuhan) Co., Ltd.	China
Yum! Restaurants (Xian) Co., Ltd.	China
Yum! Restaurants Asia Pte. Ltd.	Singapore
Yum! Restaurants Australia Pty Limited	Australia
Yum! Restaurants China Holdings Limited	Hong Kong
Yum! Restaurants Consulting (Shanghai) Co., Ltd.	China
Yum! Restaurants Europe Limited	United Kingdom
Yum! Restaurants Germany GmbH	Germany
Yum! Restaurants International (MENAPAK) Co. S.P.C.	Bahrain
Yum! Restaurants International (Thailand) Co., Ltd.	Thailand
Yum! Restaurants International Holdings, Ltd.	Delaware
Yum! Restaurants International Limited	United Kingdom
Yum! Restaurants International Ltd. & Co. Kommanditgesellschaft	Germany
Yum! Restaurants International Management LLC f/k/a Yum! Restaurants International Management S.a.r.l.	Delaware
Yum! Restaurants International Russia and CIS LLC	Russian Federation
Yum! Restaurants International Russia LLC	Russia Federation
Yum! Restaurants International S.a.r.l.	Luxembourg
Yum! Restaurants International Switzerland S.a.r.l.	Switzerland
Yum! Restaurants International, Inc.	Delaware
Yum! Restaurants International, S de RL de CV	Mexico
Yum! Restaurants KFC Australia Services Pty Ltd f/k/a Yum! Restaurants Australia Services Pty Ltd	Australia
Yum! Restaurants Limited	United Kingdom
Yum! Restaurants Marketing Private Limited	India
Yum! Restaurants New Zealand Services Pty. Ltd	Australia
Yum! Restaurants Spolka Z Ograniczona Odpowiedzialnoscia	Poland
Yumsop Pty Limited	Australia
Zhengzhou Hezong Little Sheep Catering Co., Ltd.	China
Zhengzhou Hongzhuan Little Sheep Catering Co., Ltd	China
Zhengzhou KFC Co., Ltd.	China
Zhongshan Little Sheep Catering Co., Ltd	China